Exhibit 4.1

BOSTON EDISON COMPANY
TO
BANK OF MONTREAL TRUST COMPANY
Trustee
_______________________________

INDENTURE
Dated as of September 1, 1988
________________________________

BOSTON EDISON COMPANY
Reconciliation and tie between Trust Indenture Act of 1939 and
Indenture dated as of September 1, 1988

Trust Indenture Act Section		Indenture Section
§ 310	(a)(1)	609
	(a)(2)	609
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	608
		610
§ 311	(a)	613(a)
	(b)	613(b)
	(b)(2)	703(a)(2)
§ 312	(a)	701
		702(a)
	(b)	702(b)
	(c)	702(c)
§ 313	(a)	703(a)
	(b)	703(b)
	(c)	703Cc)
	(d)	703(d)
§ 314	(a)	704
	(b)	Not Applicable
	(c)(l)	102
	(c)(2)	102
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	102
§ 315	(a)	60l (a)
	(b)	602
		703(a)(6)
	(c)	601(b)
	(d)	601 (c)
	(d)(l)	60l(c)(1)
	(d)(2)	601(c)(2)
	(d)(3)	601 (c) (3)
	(e)	514
§ 316	(a)	101
	(a)(1)(A)	502
		512
	(a)(1)(B)	513
	(a)(2)	Not Applicable
	(b)	508
§ 317	(a)(l)	503
	(a)(2)	504
	(b)	1003
§ 318	(a)	108
___________________

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

TABLE OF CONTENTS

Parties	1
Recitals of the Company	1

ARTICLE ONE Definitions and Other Provisions of General Application
Section 101.	Definitions	1
	Act	2
	Affiliate; control	2
	Authenticating Agent	2
	Authorized Newspaper	2
	Bearer Security	2
	Board of Directors	2
	Board Resolution	2
	Business Day	2
	Commission	2
	Company	2
	Company Request; Company Order	3
	Corporate Trust Office	3
	Corporation	3
	Coupon	3
	Defaulted Interest	3
	Dollar	3
	Event of Default	3
	Holder	3
	Indenture	3
	Interest	3
	Interest Payment Date	3
	Maturity	3
	Officers' Certificate	3
	Opinion of Counsel	4
	Original Issue Discount Security	4
	Outstanding	4
	Paying Agent	4
	Person	5
	Place of Payment	5
	Predecessor Security	5
	Redemption Date	5
	Redemption Price	5
	Registered Security	5
	Regular Record Date	5
	Responsible Officer	5
	Securities	5
	Security Register; Security Registrar	5

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

	Special Record Date	5
	Stated Maturity	6
	Subsidiary	6
	Trust Indenture Act	6
	Trustee	6
	United States	6
	United States Alien	6
	Vice President	6
Section 102.	Compliance Certificates and Opinions	6
Section 103.	Form of Documents Delivered to Trustee	7
Section 104	Acts of Holders	7
Section 105.	Notices etc., to Trustee and Company	9
Section 106.	Notice to Holders of Securities; Waiver	9
Section 107.	Language of Notices. etc.	10
Section 108.	Conflict with Trust Indenture Act	10
Section 109.	Effect of Headings and Table of Contents	10
Section 110	Successors and Assigns	10
Section 111.	Separability Clause	11
Section 112.	Benefits of Indenture	11
Section 113.	Governing Law	11
Section 114.	Legal Holidays	11
Section 115.	Appointment of Agent for Service	11

ARTICLE TWO

Security Forms

Section 201.	Forms Generally	12
Section 202.	Form of Trustee's Certificate of Authentication	12

ARTICLE THREE

The Securities

Section 301.	Amount Unlimited; Issuable in Series	13
Section 302.	Denominations	15
Section 303.	Execution, Authentication, Delivery and Dating	15
Section 304.	Temporary Securities	18
Section 305.	Registration, Registration of Transfer and Exchange	18
Section 306.	Mutilated, Destroyed, Lost and Stolen Securities	20
Section 307.	Payment of Interest; Interest Rights Preserved	21
Section 308.	Persons Deemed Owners	22
Section 309.	Cancellation	23
Section 310.	Computation of Interest	23

Section 311.	Form of Certification By a Person Entitled to
	Receive a Bearer Security	23

Section 608.	Disqualification; Conflicting Interests	37
	(a) Elimination of Conflicting Interest or
	Resignation	37
	(b) Notice of Failure to Eliminate Conflicting
	Interest or Resign	38

	(c) "Conflicting Interest “ Defined	38
	(d) Definitions of Certain Terms Used in This
	Section	40
	(e) Calculation of Percentages of Securities	41
Section 609.	Corporate Trustee Required; Eligibility	42
Section 610.	Resignation and Removal; Appointment of Successor	42
Section 611.	Acceptance of Appointment by Successor	44
Section 612.	Merger, Conversion, Consolidation or Succession to
	Business	45
Section 613.	Preferential Collection of Claims Against Company	45
	(a) Segregation and Apportionment of Certain
	Collections by Trustee, Certain,
	Exceptions	45
	(b) Certain Creditor Relationships Excluded
	From Segregation and Apportionment	47
	(c) Definitions of Certain Terms Used in This
	Section	48
Section 614.	Appointment of Authenticating Agent	49

ARTICLE SEVEN

Holders' Lists and Reports by Trustee and Company

Section 701.	Company to Furnish Trustee Names and Addresses of
	Holders	50
Section 702.	Preservation of Information; Communications to
	Holders	51
Section 703.	Reports by Trustee	52
Section 704	Reports by Company	53

ARTICLE EIGHT

Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.	Company May Consolidate, etc., Only on Certain Terms	54
Section 802.	Successor Corporation Substituted	55

ARTICLE NINE

Supplemental Indentures

Section 901.	Supplemental Indentures Without Consent of Holders	55

Section 902.	Supplemental Indentures with Consent of Holders	56
Section 903.	Execution of Supplemental Indentures	58
Section 904.	Effect of Supplemental Indentures	58
Section 905.	Conformity with Trust Indenture Act	58
Section 906.	Reference in Securities to Supplemental Indentures	58

ARTICLE TEN

Covenants

Section 1001.	Payment of Principal, Premium and Interest	58
Section 1002.	Maintenance of Office or Agency	59
Section 1003.	Money for Securities Payments to Be Held in Trust	60
Section 1004.	Additional Amounts	61
Section 1005.	Corporate Existence	62
Section 1006.	Maintenance of Properties	62
Section 1007.	Payment of Taxes and Other Claims	62
Section 1008.	Intentionally Omitted	62
Section 1009.	Statement as to Compliance	62
Section 1010.	Waiver of Certain Covenants	63

ARTICLE ELEVEN

Redemption of Securities

Section 1101.	Applicability of Article	63
Section 1102.	Election to Redeem; Notice to Trustee	63
Section 1103.	Selection by Trustee of Securities to be Redeemed	64
Section 1104.	Notice of Redemption	64
Section 1105.	Deposit of Redemption Price	65
Section 1106.	Securities Payable on Redemption Date	65
Section 1107.	Securities Redeemed in Part	66

ARTICLE TWELVE

Sinking Funds

Section 1201.	Applicability of Article	66
Section 1202.	Satisfaction of Sinking Fund Payments with Securities	65
Section 1203.	Redemption of Securities for Sinking Fund	67

ARTICLE THIRTEEN

Meetings of Holders of Securities

Section 1301.	Purposes for Which Meetings Hay Be Called	67
Section 1302.	Call. Notice and Place of Meetings	67
Section 1303.	Persons Entitled to Vote at Meetings	68

Section 1304.	Quorum; Action	68
Section 1305.	Determination of Voting Rights; Conduct and
	Adjournment of Meetings	69
Section 1306.	Counting Votes and Recording Action of Meetings	69
Testimonium		71
Signatures and Seals		71
Acknowledgements		72

INDENTURE, dated as of September l, 1988 between Boston Edison Company, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company»), having its principal office at 800 Boylston Street, Boston, Massachusetts 02199 and Bank of Montreal Trust Company, a corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at 2 Wall Street, New York, New York 10005, as Trustee (herein called the "Trustee").
RECITALS OF THE COMPANY
The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.
All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:
ARTICLE ONE
Definitions and Other Provisions of General Application
SECTION 101. Definitions.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles In the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted In the United States of America at the date of such computation; and
(4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article Six, are defined in that Article.
"Act,'' when used with respect to any Holder of a Security has the meaning specified in Section 104.
"Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling” and "controlled" have meanings correlative to the foregoing.
"Authenticating Agent" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.
"Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day. Whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers.in the same city meeting the foregoing requirements and in each case on any Business Day.
"Bearer Security" means any Security in the form for Bearer Securities established pursuant to Section 201 which is payable to bearer.
"Board of Directors" means either the board of directors of the Company or any duly authorized committee of the officers and/or directors of the Company appointed by that board.
“Board Resolution" means a copy of a resolution certified by the Clerk or an Assistant Clerk of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
"Business Day," when used with respect to a particular location specified in the Securities or this Indenture, means each Monday, Tuesday, Wednesday. Thursday and Friday which is not a day on which banking institutions in such location are authorized or obligated by law or executive order to close.
"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

"Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Clerk or an Assistant Clerk, and delivered to the Trustee.
"Corporate Trust Officer” means the office of the Trustee in the Borough of Manhattan. The City of New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at 2 Hall Street, New York, New York 10005.
"Corporation" includes any corporation, association, company or business trust.
"Coupon" means any interest coupon appertaining to a Bearer Security.
“Defaulted Interest" has the meaning specified in Section 307.
"Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.
"Event of Default" has the meaning specified in Section 501.
"Holder," when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.
"Indenture" means this Instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.
“Interest,” when used with respect to an Original Issue Discount Security which by its terms bears Interest only after Maturity, means interest payable after Maturity.
"Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
"Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
“Officers' Certificate” means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Clerk, or an Assistant Clerk, of the Company, and delivered to the Trustee.

"Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (including an employee or officer of the Company), and who shall be acceptable to the Trustee.
“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.
"Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
(iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have been given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.
“Paying Agent" means any Person authorized by the Company to pay the principal of (and premium. if any) or interest on any Securities on behalf of the Company.

"Person" means any individual, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
"Place of Payment." when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.
“Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and. for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
"Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
"Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
"Registered Security" means any Security in the form for Registered Securities set forth in Section 202 or established pursuant to Section 201 which is registered in the Security Register.
"Regular Record Date" for the Interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.
“Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.
"Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
“Security Register" and “Security Registrar” have the respective meanings specified in Section 305.
“Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

"Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
"Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency, but shall exclude stock having such power only by reason of the happening of a contingency.
"Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of this instrument was executed and as from time to time amended, except as provided in Section 905.
"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
"United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.
“United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal Income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.
“Vice President,” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president."
SECTION 102. Compliance Certificates and Opinions.
Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include
(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
SECTION 103. Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company; unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
SECTION 104. Acts of Holders.
(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by

Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes-referred to· as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.
(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.
(c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.
(d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (l) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.
(e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial number of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any reasonable manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(f) Any request, demand, authorization, direction notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
SECTION 105. Notices, etc., to Trustee and Company.
Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(1) the Trustee by any Holder of a Security or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or
(2) the Company by the trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Clerk, at the address specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.
SECTION 106. Notice to Holders of Securities; Waiver.
Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event.
(1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice; and
(2) such notice shall be sufficiently given to Holders of Bearer Securities If published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second publication be not later than the latest date prescribed for the giving of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.
In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
SECTION 107. Language of Notices, etc.
Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.
SECTION 108. Conflict with Trust Indenture Act.
If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.
SECTION 109. Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 110. Successors and Assigns.
All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 111. Separability Clause.
In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 112. Benefits of Indenture.
Nothing in this Indenture or the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.
SECTION 113. Governing Law.
This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.
SECTION 114. Legal Holidays.
In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment or the Commonwealth of Massachusetts, then (except as otherwise provided in the Securities of any series which specifically state that such provision shall apply in lieu of this section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such dater but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.
SECTION 115. Appointment of Agent for Service.
By the execution and delivery of this Indenture, the Company hereby appoints the Trustee as its agent upon which process may be served in any legal action or proceeding which may be instituted in any federal or State court in the Borough of Manhattan, The City of New York, arising out of or relating to the Securities, the coupons or this Indenture. Service of process upon such agent at the office of such agent at 2 Wall Street, New York, New York 10005, Attention: Corporate Trust Department (or such other address in the Borough of Manhattan, The City of New York, as may be the Corporate Trust Office of the Trustee), and written notice of said service to the Company by the person serving the same addressed as provided in Section 105, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding, and the Company hereby submits to the jurisdiction of any such court in which any such legal action or proceeding is so instituted. Such appointment shall be irrevocable so long as the Holders of Securities or coupons shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by the Company with the consent of the Trustee and such successor's acceptance of such appointment. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

By the execution and delivery of this Indenture, the Trustee hereby agrees to act as such agent and undertakes promptly to notify the Company of receipt by it of service of process in accordance with this Section.

ARTICLE TWO
Security Forms
SECTION 201. Forms Generally.
The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be, in such form as shall be established by or pursuant-to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If the forms of Securities or coupons of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Clerk or an Assistant Clerk of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities or coupons.
The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.
Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 301. the Securities of a series also shall be issuable in bearer form, with or without interest coupons attached.
The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons.
SECTION 202. Form of Trustee's Certificate of Authentication.
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Bank of Montreal Trust Company
as Trustee

By: _________________________
Authorized Officer

ARTICLE THREE
The Securities

SECTION 301. Amount Unlimited; Issuable in Series.
The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,
(1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of all other series);
(2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);
(3) the date or dates on which the principal of the Securities of the series is payable;
(4) the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the record date for such interest;
(5) the rate or rates at which the Securities of the series shall bear interest, if any, or any method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue (or method for establishing such date or dates), the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Registered Securities on any Interest Payment Date;
(6) the place or places where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable any Securities of the series may be surrendered for registration or transfer, Securities of the series may be surrendered for exchange;
(7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;
(8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation:
(9) whether Bearer Securities of the series are to be issuable;

(10) If Bearer Securities of the series are to be issuable, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of an Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;
(11) the date as of which any Bearer Security of the series and any temporary Bearer Security in global form shall be dated if other than the date of original issuance of the first security of the series to be issued;
(12) the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;
(13) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable (if other than the currency of the United States of America);
(14) the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;
(15) if other than the full principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;
(16) any additional Events of Default or covenants of the Company pertaining to the Securities of the series;
(17) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a Person who is a United States Alien in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts; and
(18) any other terms of the series.
All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, as to interest rates, method for determining interest rates, Interest Payment Dates. Regular Record Dates, Redemption Dates, Stated Maturity, denomination, date of authentication, currency, any index for determining amounts payable, and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto; provided however that all Securities of any such series shall for all purposes under this Indenture, including but not limited to voting and Events of Default, be treated as Securities of a single series.
If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Clerk or an Assistant Clerk of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. With respect to Securities of a series constituting a medium term note program, such Board Resolution may provide general terms or parameters for Securities of such series and may provide that the specific terms of Securities of such series, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Company Order referred to in the second proviso of Section 303.
SECTION 302. Denominations.
Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Registered Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000.
SECTION 303. Execution, Authentication, Delivery and Dating.
The Securities shall be executed on behalf of the Company by its Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Clerk or one of its Assistant Clerks. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.
Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices it the date of such Securities.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed on behalf of the Company to the Trustee for authentication by the Trustee together with a Company Order for the authentication and delivery of such Securities, and the Trustee ln accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, a Bearer Security may be delivered only outside the United States and only if the Trustee shall have received from the person entitled to receive such Bearer Security a certificate in the form required by Section 311; provided, further, that, with respect to Securities of a series constituting a medium term note program, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The maturity dates, original issue dates, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.
In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon:
(a) the Board Resolution or indenture supplemental hereto establishing the form of the Securities of that Series pursuant to Section 201 and the terms of the Securities of that series pursuant to Section 301;
(b) an Officer's Certificate pursuant to Sections 201 and 301 and complying with Section 102;
(c) an Opinion of Counsel complying with Section 102 stating,
(i) that the forms of such Securities and coupons, if any, have been established by or pursuant to a Board Resolution or by an indenture supplemental hereto, as permitted in conformity with the provisions of this Indenture;
(ii) that the terms of such Securities have been established by or pursuant to a Board Resolution or by an indenture supplemental hereto, as permitted by Section 301 in conformity with the provisions of this Indenture;
(iii) that such Securities, together with the coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.
With respect to Securities of a series constituting a medium term note program, the Trustee may conclusively rely on the documents and opinion delivered pursuant to Sections 201 and 301 and this Section 303, as applicable (unless revoked by superseding comparable documents or opinions) as to the authorization of the Board of Directors of any Securities delivered hereunder, the form thereof and the legality, validity, binding effect and enforceability thereof.

With respect to Securities of a series constituting a medium term note program. If the form and general terms of the Securities of such series have been established by or pursuant to one or more Board Resolutions or by an indenture supplemental hereto, as permitted by Sections 201 and 301 in authenticating such Securities, and accepting the additional responsibilities under the Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, in addition to the foregoing documents and opinions of counsel, or in lieu of clause (iii) above an Opinion of Counsel stating, that the Securities have been duly authorized by the Company and, when duly executed by the Company and completed and authenticated by the Trustee in accordance with the Indenture and issued, delivered and paid for in accordance with any applicable distribution agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except that the enforceability thereof maybe limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in force and general principles of equity.
If such forms or terms have been so established by or pursuant to a Board Resolution or by an indenture supplemental hereto as permitted by Sections 201 and 301, the Trustee shall have the right to decline to authenticate and deliver any Securities of such series:
(i) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;
(ii) if the Trustee in good faith by its Board of Directors, executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that such action would expose the Trustee to personal liability to Holders of any outstanding series of Securities; or
(iii) if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties and immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by Section 301.
No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for Interest then matured and paid or payment duly provided for, have been detached and cancelled.

SECTION 304. Temporary Securities.
Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Bearer Securities of any series, such temporary Securities may be in global form, representing all of the Outstanding Bearer Securities of such series.
If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor (at an office or agency of the Company in the case of Bearer Securities) a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the person entitled to receive the definitive Bearer Security a certificate in the form required by Section 311. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.
SECTION 305. Registration, Registration of Transfer and Exchange.
The Company shall cause to be kept at one of its offices or agencies designated pursuant to Section 1002 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Said office or agency is hereby appointed the Security Registrar for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.
Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment maintained for such purpose for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount.

At the option of the Holder, Registered Securities of any series may be exchanged for Registered Securities of the same series. Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency.
At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnify as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.
Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver the Securities which the Holder making the exchange is entitled to receive.
All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made for any registration of transfer or exchange of Securities, but the Company, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

The Company shall not be required (i) to issue, to register the transfer of or to exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the first publication or mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such publication or mailing, or (ii) to issue, to register the transfer of or to exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.
SECTION 306. Mutilated. Destroyed. Lost and Stolen Securities.
If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.
If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.
In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 100, be payable only at an office or agency located outside the United States; and provided, further, that, with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 1004), shall be payable only upon presentation and surrender of the coupons appertaining thereto.
Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.
SECTION 307. Payment of Interest; Interest Rights Preserved.
Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Interest is paid on Bearer Securities to holders of coupons. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.
Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:
(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the

Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date of payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.
(2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.
Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
SECTION 308. Persons Deemed Owners.
Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the absolute owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
SECTION 309. Cancellation.
All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Company may at anytime deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a Company Order the Company shall direct that cancelled Securities be returned to it.
SECTION 310. Computation of Interest.
Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.
SECTION 311. Form of Certification by a Person Entitled to Receive a Bearer Security.
Whenever any provision of this Indenture or the form of Security contemplates that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company.

[Form of Certificate to Be Given By
Person Entitled to Receive Bearer Security]
Certificate
This is to certify that the above-captioned Security is not being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person, or if a beneficial interest in the Security is being acquired by a United States person, that such person is a financial institution or is acquiring through a financial institution and that the Security is held by a financial institution that has agreed in writing to comply with the requirements of [Section l65(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986], as amended, and the regulations thereunder. If this certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction, and "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained ln such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.
We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all such Securities.
We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.
Dated: _______________ , 19__

___________________________

ARTICLE FOUR
Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture.
This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 1004), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when
(1) either
(A) all Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106. and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or
(B) all such Securities not theretofore delivered to the Trustee for cancellation
(i) have become due and payable, or
(ii) will become due and payable at their Stated Maturity within one year, or
(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. ln the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.
Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Sections 305, 306, 402, 1002 and 1003 shall survive.
SECTION 402. Allocation of Trust Money.
Subject to the provision of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee, but such money need not be segregated from other funds, except to the extent required by law.
ARTICLE FIVE
Remedies

SECTION 501. Events of Default.
"Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(1) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity and any additional amounts due under Section 1004 as specified therein, and continuance of such default for a period of 3 Business Days; or
(2) default in the payment of any interest upon any Security of that series when it becomes due and payable and any additional amounts due under Section 1004 as specified therein, and continuance of such default for a period of 30 days; or

(3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series and continuance of such default for a period of 3 Business Days; or
(4) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of Default hereunder; or
(5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay in excess of $10,000.000 of the principal or interest of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness in an amount in excess of $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled within a period of 90 days after there shall have been given by registered or certified mail to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee assigned to the Corporate Trust Department (or any successor division or department of the Trustee) shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or
(6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent; or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State laws, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or
(7) the commencement by the Company of a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or
(8) any other Event of Default provided with respect to Securities of that series.
SECTION 502. Acceleration of Maturity: Rescission and Annulment.
If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33%. in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.
At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
(1) the Company has paid or deposited with the Trustee a sum sufficient to pay
(A) all overdue interest on all Securities of that series,
(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities, and

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and
(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607;
and
(2) an events of Default with respect to Securities of that series, other than, the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
The Company covenants that if
(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of 3 Business Days, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, with interest on any overdue principal (and premium, if any) and on any overdue interest, to the extent that payment of such interest shall be legally enforceable, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607.
If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
If an Event of Default with respect to Securities of any series occurs, and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the

Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
SECTION 504. Trustee May File Proofs of Claim.
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
(i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or· documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607) and of the Holders of Securities and coupons allowed in such judicial proceeding, and
(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, Receiver, assignee, trustee, Liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.
Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.
SECTION 505. Trustee May Enforce Claims; Without Possession of Securities or Coupons.
All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.
SECTION 506. Application of Money Collected.
Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee under Section 607; and
SECOND: To the payment of the amounts then due and unpaid for principal of (and premium. if any) and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, respectively; and
THIRD; To the Company.
SECTION 507. Limitation on Suits.
No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
(2) the Holders of not less than 33% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
SECTION 509. Restoration of Rights and Remedies.
If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reasons, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
SECTION 510. Rights and Remedies Cumulative.
Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 511. Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons as the case may be.

SECTION 512. Control by Holders of Securities.
The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
(l) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joined therein, and
(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
SECTION 513. Waiver of Past Defaults.
The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default
(1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or
(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
SECTION 514. Undertaking for Costs.
All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. Waiver of Stay or Extension Laws.
The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE SIX
The Trustee
SECTION 60l. Certain Duties and Responsibilities.
(a) Except during the continuance of an Event of Default with respect to Securities of any series:
(l) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.
(b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
(l) This Subsection shall not be construed to limit the effect of Subsection (a) of this Section;
(2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction, determined as provided herein, of the Holders of a majority in principal amount, or such other percentage of principal amount as shall be required or permitted to take action hereunder, of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and
(4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
SECTION 602. Notice of Defaults.
Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 703(c), notice of all such defaults hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice. If and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
SECTION 603. Certain Rights of Trustee.
Subject to the provisions of Section 601:
(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed, by it to be genuine and to have been signed or presented by the proper party or parties;
(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;
(d) the Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee, reasonable security or Indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but, the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonably examine the books, records and premises of the Company, personally or by agent or attorney on any Business Day;
(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and
(h) except as otherwise provided in Section 501(5), the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (l) a Responsible Officer of the Trustee assigned to the Corporate Trust Department (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.
SECTION 604. Not Responsible for Recitals or Issuance of Securities.
The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in any coupons shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.
The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity may become the owner or pledgee of Securities and coupons and subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
SECTION 606. Money Held in Trust.
Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no if ability for interest on any money received by it hereunder except as otherwise agreed with the Company.
SECTION 607. Compensation and Reimbursement.
The Company agrees
(1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and any Authenticating Agent), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and
(3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.
SECTION 608. Disqualification; Conflicting Interest.
(a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

(b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 703(c), to all Holders of Securities of that series notice of such failure.
(c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if
(1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding, if
(i) this Indenture and such other Indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other Indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or
(ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;
(2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;
(3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

(4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company or is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any similar capacity or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;
(5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;
(6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;
(7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5%, or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10%, or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;
(8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or
(9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, in aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.
The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient, to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.
For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (1) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cure; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.
(d) For the purposes of this Section:
(1) The term “underwriter,” when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

(2) The term “director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.
(3) The term “person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust” shall include only a trust where the interest or interests of the beneficiary or, beneficiaries are evidenced by a security.
(4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or engagement of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote \n the direction or management of the affairs of a person.
(5) The term "Company" means any obligor upon the Securities.
(6) The term “executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.
(e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:
(l) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.
(2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.
(3) The term "amount," when used in regard to securities means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.
(4) The term “outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

(i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;
(ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;
(iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and
(iv) securities held in escrow, if placed in escrow by the issuer thereof;
provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.
(5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges, provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.
SECTION 609. Corporate Trustee Required; Eligibility.
There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 and subject to supervision or examination by Federal or State authority, including the District of Columbia, and qualified and eligible under this Article. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
SECTION 610. Resignation and Removal; Appointment of Successor.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to the Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction or the appointment of a successor Trustee with respect to the Securities of such series.
(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.
(d) If at any time:
(1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or
(2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or
(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 611, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of such series as, their names and addresses appear in the Security Register and, if Securities of such Series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.
SECTION 611. Acceptance of Appointment by Successor.
(a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an Indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Secures of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustees with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and

upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien-provided for in Section 607, with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights. powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.
(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this article.
SECTION 612. Merger, Conversion, Consolidation or Succession to Business.
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise Qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. ln case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
SECTION 613. Preferential Collection of Claims Against Company.
(a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and coupons and the holders of other indenture securities, as defined in Subsection (c) of this Section:
(1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

(2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months’ period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.
Nothing herein contained, however, shall affect the right or the Trustee:
(A) to retain for its own account (1) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;
(B) to realize, for its own account, upon any property held its as security for any such claim, if such property was so held prior to the beginning of such four months' period;
(C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or
(D) to receive payment on any claim referred to in paragraph (B) or (C) against the release of any property held as security for such claims as provided in paragraph (B) or (C) as the case may be, to the extent of the fair value of such property.
For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.
If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of Securities and the holders of other indenture securities in such manner that the Trustee, the Holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends” shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.
Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist;
(i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and
(ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.
(b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:
(1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

(2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of Securities at the time and in the manner provided in this Indenture;
(3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;
(4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;
(5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and
(6) the acquisition, ownership, acceptance. or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.
(c) For purposes of this Section only:
(1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;
(2) the term "other Indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;
(3) the term "cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;
(4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;
(5) the term “Company” means any obligor upon the Securities; and
(6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.
SECTION 614. Appointment of Authenticating Agent.
At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign Immediately in the manner and with the effect specified in this Section.
Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated. or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such termination, or in case at any time such

Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issuable as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper, in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments in accordance with the provisions of Section 607.
The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.
If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Bank of Montreal Trust Company
As Trustee

By: _____________________
As Authenticating Agent

By: _____________________
Authorized Signatory
ARTICLE SEVEN
Holders' Lists and Reports by Trustee and Company
SECTION 701. Company to Furnish Trustee Names and Addresses by Holders.
The Company will furnish or cause to be furnished to the Trustee
(a) semi-annually, not later than January 15 and July 15, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of the preceding December 31 or June 30, as the case may be, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.
SECTION 702. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee as provided in Section 701, (ii) received by the Trustee in its capacity as Security Registrar, (iii) filed with it within the two preceding years pursuant to Section 703(c)(2), and (iv) received by the Trustee in its capacity as Paying Agent (if so acting) hereunder. The Trustee may (i) destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than January 15 or July 15. a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the next previous list, if any, (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and (iv) destroy not earlier than two years after filing, any information filed with it pursuant to Section 703(c)(2).
(b) If three or more Holders of Securities (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either
(i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or
(ii) inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.
If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities whose name and address appear in the information preserved at the time by the Trustee in accordance with Section

702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.
(c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).
SECTION 703. Reports by Trustee.
(a) Within 60 days after May 15 of each year commencing with the year 1989, the Trustee shall transmit by mail to the Holders of Securities, as provided in Subsection (c) of this Section, a brief report dated as of such May 15 with respect to:
(1) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said sections, a written statement to such effect:
(2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;
(3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3). (4) or (6);
(4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;
(5) any additional issue of Securities which the Trustee has not previously reported; and
(6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities or the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.
(b) The Trustee shall transmit to the Holders of Securities, as provided in Subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities. on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.
(c) Reports pursuant to this Section shall be transmitted by mail:
(1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;
(2) to such Holders of Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and
(3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).
(d) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.
SECTION 704. Reports by the Company.
The Company shall:

(1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section l5(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;
(2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and
(3) transmit within 30 days after the filing thereof with the Trustee, to the Holders of Securities. In the manner and to the extent provided in Section 703(c) with respect to reports pursuant to Section 703Ca). such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (l) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.
ARTICLE EIGHT
Consolidation, Merger. Conveyance. Transfer or Lease

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.
The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless
(1) the corporation formed by any consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
(3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
SECTION 802. Successor Corporation Substituted.
Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons.
ARTICLE NINE
Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders.
Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
(l) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities and coupons; or
(2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or
(3) to add any additional Events of Defaults; or
(4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any Interest on Bearer Securities, to permit Registered Securities to be exchanged for Bearer Securities or to permit the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or
(5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or
(6) to secure the Securities; or
(7) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or
(8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series, to contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6ll(b); or
(9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.
(10) to conform this Indenture to any amendments to the Trust Indenture Act.
SECTION 902. Supplemental Indentures with Consent of Holders.
The Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture, or with the consent of Holders of a majority in aggregate principal amount of the Outstanding Securities, if such supplemental indenture affects all of the series of Securities then outstanding under this Indenture, or with the consent of Holders of a majority in aggregate principal amount of the Outstanding Securities of any series specifically affected by such supplemental indenture in case one or more, but less than all, of the series of the Outstanding Securities under this Indenture are so affected; provided, however. that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security or coupon affected thereby,

(1) change the Stated Maturity of the principal of, or of any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the method of calculating the rate of interest thereon, or change any obligation of the Company to pay additional amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment in the United States where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or
(2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting, or
(3) change any obligation of the Company to maintain an office or agency in each Place of Payment, or any obligation of the Company to maintain an office or agency outside the United States pursuant to Section 1002, or
(4) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes In the references to "the Trustee" and concomitant changes in this Section and Section 1009, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
The Company shall have the right to set a Record Date for the solicitation of any consents under this Article 9.

SECTION 903. Execution of Supplemental Indenture.
In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise except to the extent required in the case of a supplemental indenture entered into under Section 901(10).
SECTION 904. Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture under this Article. this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.
SECTION 905. Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.
SECTION 906. Reference in Securities to Supplemental Indentures.
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
ARTICLE TEN
Covenants

SECTION 1001. Payments of Principal, Premium and Interest.
The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Any interest due of Bearer Securities on or before Maturity, other than additional amounts, if any payable as provided in Section 1004 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

SECTION 1002. Maintenance of Office or Agency.
The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and the Indenture may be served. The Company initially hereby appoints the Trustee, its office or agency for each of said purposes, if Securities of a series are Issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment including payment of any additional amounts payable on Securities of such series pursuant to Section 1004; provided, however that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1004) at the place specified for the purpose pursuant to Section 301 or, if no such place is specified, at the main office of the Trustee in London, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.
No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest in U.S. dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal premium. Interest or additional amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.
The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Plan of Payment in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
SECTION 1003. Money for Securities Payments to Be Held in Trust.
If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and, (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:
(1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and
(3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

SECTION 1002. Maintenance of Office or Agency.
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.
SECTION 1004. Additional Amounts.
If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.
If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series, if any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent, for and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.
SECTION 1005. Corporate Existence.
Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.
SECTION 1006. Maintenance of Properties.
The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the sole judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided. however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of them if such discontinuance or disposal is, in the judgment of the Company or of the Subsidiary concerned, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders of Securities.
SECTION 1007. Payment of Taxes and Other Claims.
The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.
SECTION 1008. Intentionally Omitted.
SECTION 1009. Statement as to Compliance.
The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof, ends on December 31), a written statement, signed by the Chairman, the President, or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that

(1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and
(2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.
The Company will deliver to the Trustee within 30 days after the occurrence thereof written notice of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (4) or (5) of Section 501.
SECTION 1010. Waiver of Certain Covenants.
The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006 and 1007 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain ln full force and effect.
ARTICLE ELEVEN
Redemption of Securities

SECTION 1101. Applicability of Article.
Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
SECTION 1102. Election to Redeem; Notice to Trustee.
The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.
SECTION 1103. Selection by Trustee of Securities to be Redeemed.
If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination, for Securities of that series. Unless otherwise provided in the Securities of a series, partial redemptions must be in an amount not less than $1,000,000 principal amount of Securities.
The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
SECTION 1104. Notice of Redemption.
Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.
All notices of redemption shall state:
(1) the Redemption Date,
(2) the Redemption Price,
(3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,
(4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date.

(5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and
(6) that the redemption is for a sinking fund, if such is the case.
A notice of redemption published, as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.
Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.
SECTION 1105. Deposit of Redemption Price.
On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.
SECTION 1106. Securities Payable on Redemption Date.
Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the a Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002), and provided, further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless, if thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the

Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 1002.
If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
SECTION 1107. Securities Redeemed in Part.
Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, Stated Maturity and of any authorized denomination as requested by such holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.
ARTICLE TWELVE
Sinking Funds
SECTION 1201. Applicability of Article.
The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.
The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.
SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.
The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.
SECTION 1203. Redemption of Securities for Sinking Fund.
Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and stating the basis for such credit and that such Securities have not previously been so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN
Meetings of Holders of Securities

SECTION 1301. Purposes for Which Meetings May be Called.
If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, directions, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.
SECTION 1302 . Call Notice and Place of Meeting.
(a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Section 106, not less than 21 more than 180 days prior to the date fixed for the meeting.
(b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.
SECTION 1303. Persons Entitled to Vote at Meetings.
To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (l) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.
SECTION 1304. Quorum; Action.
The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a Quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section l302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.
Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.
Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

SECTION 1305. Determination of Voting Rights; Conduct and Adjournment of Meetings.
(a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of Inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.
(b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.
(c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.
(d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.
SECTION 1306. Counting Votes and Recording Action of Meetings.
The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their Representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.
________________________
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute hut one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

BOSTON EDISON COMPANY

By: /s/ Marc S. Alpert
Title: Vice President and Treasurer
Attest:

/s/ Therese Gaballah

Bank of Montreal Trust Company
Trustee

By: /s/ Kevin O. Healey
Title: Vice President

Commonwealth of Massachusetts    )
) ss.:
County of Suffolk        )

On the 8th day of September, 1988, before me personally came Marc S. Alpert, to be known, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of Boston Edison Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and the he signed his name thereto by like authority.

/s/ illegible
Notary Public

Commonwealth of Massachusetts    )
) ss:
County of Suffolk        )

On the 8th day of September, 1988, before me personally came Theodora S. Convisser, to me known, who, being by me duly sworn, did depose and say that she is the clerk of Boston Edison Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and the she signed her name thereto by like authority.

/s/ illegible
Notary Public

State of New York        )
) ss.:
County of New York        )

On the 8th day of September, 1988, before me personally came Kevin O. Healey, to be known, who, being by me duly sworn, did depose and say that he is Vice President and Trust Officer of Bank of Montreal Trust Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and the he signed his name thereto by like authority.

/s/ Beverly Cano
Notary Public

State of New York        )
) ss.:
County of New York        )

On the 8th day of September, 1988, before me personally came Therese Gaballah, to me known, who, being by me duly sworn, did depose and say that she is an Assistant Secretary of Bank of Montreal Trust Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and the she signed her name thereto by like authority.

/s/ Beverly Cano
Notary Public